SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549 FORM

8-K CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2018

Hammer Fiber Optics Holdings Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-1539680	98-1032170
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

311 Broadway, Point Pleasant Beach, NJ 08742 (844) 413-2600

(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02(a). NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

On June 19, 2018, it was agreed by the Audit Committee and management that the following previously filed financial statements of the Company should not be relied upon:

(i)The Company’s unaudited financial statements for the quarterly period ended October 31, 2017, contained in the Company’s Quarterly Report on Form 10-Q, originally filed with the Securities and Exchange Commission (“SEC”) on December 15, 2017 (the “Q1 Report”),

(ii)The Company’s unaudited financial statement for the quarterly period ended January 31, 2018, contained in the Company’s Quarterly Report on Form 10-Q, originally filed with the SEC on March 26, 2018 (the “Q2 Report”); and

(iii)The Company’s unaudited financial statement for the quarterly period ended April 30, 2018, contained in the Company’s Quarterly Report on Form 10-Q, originally filed with the SEC on June 14, 2018 (the “Q3 Report”, which along with the Q2 Report and the Annual Report are referred to herein as the “Reports”).

On June 14, 2018, the Company filed its quarterly report on Form 10Q for the period ended April 30, 2018 with the United States Securities and Exchange Commission. This filing was consummated without the consent of the Company’s independent registered public accounting firm (“the Firm”) as the Firm had not finished their review of the interim consolidated financial statements included in the quarterly report on Form 10-Q using professional standards and procedures conducted for such reviews, as established by generally accepted auditing standards. Therefore, the Company’s management has determined that the previously issued consolidated financial statements included in our quarterly report on Form 10-Q for the period ended April 30, 2018 should not be relied upon.

During the review of the Q3 Report certain information came to the attention of the Firm and the Audit Committee that a certain 2017 expense transaction had not been recorded in the Q1 Report.

On September 18, 2017 the Company had issued 74,000 shares of the common stock of Hammer Fiber Optics Holdings Corp. previously held as treasury stock for services rendered. The value of the shares at that date was $943,500. This non-cash transaction should have been reflected as a General and Administrative Expense in the Consolidated Statement of Operations with a corresponding offset to Stockholders’ Equity in the Q1 Report. The cumulative effect of this error should have been reflected as General and Administrative Expenses in the Consolidated Statements of Operations and in the Stockholders’ Equity sections of the Condensed Consolidated Balance Sheets in the Q2 and Q3 Reports. The Company has determined that this unrecorded transaction is material to these financial statements.

The Company will, as soon as is practicable, make the appropriate adjustments to the above referenced Reports by filing with the SEC amendments to the Reports which, in each case, will include restated consolidated financial statements and notes thereto and any other appropriate revisions.

The Company’s Audit Committee discussed the matters described in this Item 4.02 with representatives of the Firm. In accordance with Item 4.02(a) of Form 8-K, the Company provided the Firm with a copy of the statements set forth in this Item 4.02 prior to the filing of this Report with the SEC.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, the press release included herein, and any statements of representatives of the Company related thereto contain, or may contain, among other things, certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission. Actual results (including, without limitation the timing for and results of the Company’s pending restatement, including the actual amounts deferred and recognized once such amounts are subject to audit) may differ significantly from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.